Matrix Advisors Dividend Fund (MADFX)

January 7, 2021

Supplement to the Annual Report
Dated September 8, 2020
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An amended shareholder letter in the Annual Report (the “Report”) was filed with the Securities and Exchange Commission (the “SEC”) on December 31, 2020, to update the Gross and Net Expense Ratio table on page 1 of the letter to direct shareholders to the most recent expense ratio information contained in the Financial Highlights on page 17 of the Report.
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Please retain this Supplement with your Annual Report for future reference